Fees Summary	Jan. 30, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 76,779,689.46
Previously Paid Amount	0
Total Fee Amount	10,603.28
Total Offset Amount	0
Net Fee	$ 10,603.28